UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 7, 2005
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                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Iowa                                1-11917                       42-1411715
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                          Identification No.)


5400 University Avenue, West Des Moines, Iowa                         50266
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 2.02. Results of Operations and Financial Condition

On November 7, 2005, FBL Financial Group, Inc. issued a news release reporting its financial results for the three and nine months ended September 30, 2005. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 7.01. Regulation FD Disclosure

During the third quarter of 2005, variable alliance partner Southern Farm Bureau Life Insurance Company recaptured a block of variable annuity contracts previously assumed by FBL Financial Group with an account value totaling $45.5 million at September 30, 2005. The block was assumed through a modified coinsurance agreement. Accordingly, the related insurance reserves and supporting investments were not recorded in FBL's financial statements. A pre-tax loss of $0.9 million, representing the excess of the related deferred policy acquisition costs ($3.9 million) over the consideration received ($3.0 million), was recorded as a component of amortization of deferred policy acquisition costs.



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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)

Date November 7, 2005
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/s/ James W. Noyce
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James W. Noyce
Chief Financial Officer



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EXHIBIT INDEX
Exhibit No.         Description
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Exhibit 99.1        News release of the registrant dated November 7, 2005